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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which will file with the Securities and Exchange Commission, Washington, D.C. ("Commission"), under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the 52 weeks ended January 25, 2003, hereby constitutes and appoints W. J. Alcorn, R. B. Cavanaugh, and C. R. Lotter, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign said Annual Report, which is about to be filed, and any and all subsequent amendments to said Annual Report ("Annual Report"), and to file said Annual Report so signed, and any and all subsequent amendments thereto so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Annual Report, hereby granting to the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 21st day of March, 2003.


  /s/ A. I. Questrom                               /s/ R. B. Cavanaugh
--------------------------------                 ------------------------------
A. I. Questrom                                   R. B. Cavanaugh
Chairman of the Board and                        Executive Vice President and
Chief Executive Officer                          Chief Financial Officer
(principal executive officer);                   (principal financial officer)
Director


/s/ W. J. Alcorn                                   /s/ M. A. Burns
--------------------------------                 ------------------------------
W. J. Alcorn                                     M. A. Burns
Senior Vice President and                        Director
Controller
(principal accounting officer)


/s/ T. J. Engibous                                 /s/ K. B. Foster
--------------------------------                 ------------------------------
T. J. Engibous                                   K. B. Foster
Director                                         Director

/s/ V. E. Jordan, Jr.                            /s/ J. C. Pfeiffer
--------------------------------                 ------------------------------
V. E. Jordan, Jr.                                J. C. Pfeiffer
Director                                         Director


/s/ A. W. Richards                                 /s/ L. H. Roberts
--------------------------------                 ------------------------------
A. W. Richards                                   L. H. Roberts
Director                                         Director


/s/ C. S. Sanford, Jr.                           /s/ R. G. Turner
--------------------------------                 ------------------------------
C. S. Sanford, Jr.                               R. G. Turner
Director                                         Director